UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                           CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 12, 2008

ASI ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware                            000-27881        522101695
(State or other jurisdiction of     (Commission      (IRS Employer
incorporation or organization)      file number)     Identification No.)

Level 1, 45 Exhibition Street                              3000
Melbourne, Victoria, Australia
(Address of principal executive officers)                  (Zip Code)

+61 3 9016 3021
Registrants telephone number, including area code


(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
  240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
  Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 12, 2008, ASI Entertainment, Inc issued a press release announcing that it had signed a marketing license agreement with Mr Edwin Chan for SafeCell, the Company's patent pending in flight mobile phone system.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits:
99.1 Press release of ASI Entertainment, Inc. dated March 12, 2008

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ASI ENTERTAINMENT, INC.
(Registrant)
By: /s/ PHILIP SHIELS
Philip Shiels
Chief Financial Officer
Date: March 12, 2008



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EXHIBIT INDEX

Exhibit No.  Document Description

99.1 Description: Press release entitled "ASI Entertainment Appoints First SafeCell Licensee" dated March 12, 2008.


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